NAREIT Investor Forum
June 2007

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K and the Company’s
Quarterly Report on Form 10-Q.  The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Safe Harbor Disclosure

Strong Public Company Platform
•
IPO January 1994
–
Exclusively multifamily
–
$3.0 billion total capitalization
•
High quality portfolio
–
Sunbelt – High Growth region focus
–
137 communities; 40,036 units
–
Average age 14 years
•
Strong balance sheet
–
Debt/Market Cap of 42%
–
Growth capacity
–
Solid dividend payout ratio
•
Experienced management
–
Strong record of value creation
–
Sophisticated operations
–
Stable management team
–
Strong board of directors
•
Solid returns to shareholders
–
3-year return, 21.0% annual
–
Since IPO, 17.3% annual

Figure 3: Interim Projections: Percent Distribution of Population Growth by Region of the United States, 2000 to 2030

60.0
50.0
40.0
30.0
20.0
10.0
0.0
5.0
7.4
52.4
35.2
Northeast
Midwest
South
West

Source: U.S. Census Bureau, Population Division, Interim State Population Projections, 2005

MAA’s investment region is expected
to capture higher demand for
multifamily housing as compared
to other regions of the U.S.
Southeast and southwest regional
focus, with solid diversification
across the region
Focus on High Growth Region

High Growth Markets
Dallas
Atlanta
Houston
Phoenix
Tampa
Orlando
Charleston
Nashville
Austin
Raleigh
Savannah
South Florida
Others…
Stable Income Markets
Columbus
Lexington
Augusta
Columbia
Others…
Growth + Income
Markets
Jacksonville
Melbourne
Birmingham
Memphis
Greenville
Others…
Portfolio Strategy
•
Significant change in
market profile of portfolio
over the last few years
•
As a result, a much more
robust performance profile
•
Focus on high growth
region, with strong
diversification attributes
•
Captures broad benefits of
high growth region…with
lower volatility and down
side protection
•
More recession resistant
performance

	% of MAA	2007 through 2010 Mean Growth
Major Market	Portfolio	Employment	New Supply	Absorption
Memphis	9.8%	1.3%	0.9%	0.37%
Raleigh-Cary	3.7%	2.1%	1.4%	0.34%
Jacksonville, FL	8.1%	1.3%	1.4%	0.22%
San Jose-Santa Clara CA		1.1%	0.9%	0.19%
San Diego		1.8%	1.0%	0.19%
San Francisco		1.2%	0.8%	0.15%
Houston	4.8%	2.2%	1.1%	0.12%
Atlanta	7.7%	2.3%	0.8%	0.11%
Seattle		2.0%	1.1%	0.07%
Boston		1.0%	1.3%	0.05%
Washington DC		1.4%	1.7%	0.03%
Greenville, SC	2.2%	1.2%	1.2%	0.01%
Phoenix AZ	3.0%	3.0%	1.7%	-0.01%
Tampa	3.0%	1.8%	0.9%	-0.03%
Miami-Fort Lauderdale	2.3%	1.6%	1.1%	-0.03%
Dallas, TX	9.0%	2.4%	0.7%	-0.09%
New York		0.9%	1.0%	-0.17%
Austin, TX	4.6%	3.6%	1.9%	-0.28%
Los Angeles, CA		0.8%	0.6%	-0.46%
Source: REIS & RBC Capital Markets March 8th 2007 REIT Fundamental Handbook
Over 90% of
MF REIT
development
is occurring in
coastal markets.
Job growth &
population trends
continue to look
strong for
Sunbelt markets.
With development
costs up 70% over
the past 5 years;
new supply expected
to remain muted.
High-Barrier Vs. High-Growth

	Absorption as % of inventory stock
	2007	2008	2009	2010	Mean
Mid-America	0.05%	0.15%	0.18%	0.02%	0.09%
BRE	0.00%	0.08%	0.09%	-0.05%	0.03%
Post	0.01%	-0.02%	0.02%	-0.10%	0.01%
Equity Residential	-0.05%	0.03%	0.11%	-0.14%	-0.01%
Average	-0.03%	0.03%	0.06%	-0.11%	-0.01%
Essex	-0.06%	0.02%	0.06%	-0.09%	-0.02%
Aimco	-0.06%	0.02%	0.06%	-0.17%	-0.04%
Archstone-Smith	-0.03%	0.05%	0.00%	-0.14%	-0.03%
Avalon Bay	-0.05%	-0.02%	0.04%	-0.12%	-0.04%
United Dominion	-0.06%	0.02%	0.03%	-0.13%	-0.04%
Home	-0.05%	0.00%	0.02%	-0.14%	-0.04%
Camden	-0.08%	-0.02%	0.07%	-0.18%	-0.05%
Source: REIS & RBC Capital Markets March 8th 2007 REIT Fundamental Handbook
Strong demand fundamentals, muted new supply projections and well diversified portfolio profile, set the stage for solid performance prospects over the next few years
  MAA - Position to Out Perform

	Portfolio
	Age	Units owned
Post	10	20,028
Camden	10	53,827
Mid-America	14	40,036
Avalon Bay	14	39,800
Colonial	15	31,942
BRE	15	22,681
Archstone-Smith	15	71,817
Equity Residential	17	151,173
Aimco	18	132,449
United Dominion	22	69,599
Essex	26	23,529
Home	36	38,160
Average	18
Source: Green Street and MAA
Steady growth and recycling efforts continue to position MAA’s portfolio as one of the younger portfolios in the sector; solid long-term upside potential.
20% Newer Than Sector Average

MRI
Web Portal
Lease
Revenue
Optimizer
Collections
Management
Resident
Screening
Utilities
Management
Unit Interior
Renovation
Lease
Expiration
Mgmt
On-line
Resident
Solutions
Rent and Fee
Management
Unit Turn
Management
Collection Agency
Integration; real-time
Delinquency reporting
Integrated credit scoring
and background screening;
real-time processing
Utility billing company
integration; vacant
utility real-time cut-off
Detailed tracking of
improvements by unit;
real time price monitoring
Automated guidance for
optimum monthly, weekly
and daily scheduling
On-line leasing, internet
response center, payment
processing, work orders
Yield management;
automated bill-up of fees
and charges
Automated tracking and
monitoring of move-out,
get ready, show and move-in
Training and
Procedures
24/7 training availability;
high degree of control;
on-line procedures
Sophisticated Operating Platform
•
Innovative Solutions for
Key Processes
–
Marketing and leasing
–
Payment processing
–
Utility billing integration
–
Vacant utility integration
–
Pricing protocol
–
Lease expiration mgmt
–
Unit turn management
–
Operating expense efficiency
•
Cutting Edge
Technologies
–
Web based property mgmt
–
Yield management platform
–
Web based credit check
–
Web based criminal check
–
Web based leasing
–
Web based payment
process

$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
2003
2004
2005
2006
2007F
FFO/Share
Dividend/Share

Continued
recovery;
Solid market
fundamentals
Tightening of
single family
mortgage
market
New technology
(LRO) and strong
operating
platform
Redevelopment
upside within
portfolio
Positioned for
continued growth
in value and steady
performance; high
earnings quality
Strong Internal Growth Prospects

Recent trends impacting home ownership favor MAA; 25% of
Mid-America’s resident turnover is attributable to SF home buying
Solid Apartment Market Prospects
•
Home ownership peaked in 2005 at
69.1%; encouraged by easy credit
and expectations of price inflation
•
Mid-America’s turnover and
occupancy should benefit from:
–
Anticipated 50% reduction in
sub-prime lending, potential
benefit to MAA’s occupancy
approximately 40 bp (5-10
cents/share)
–
More rigorous conventional
mortgage underwriting
–
Recent declines in home prices
reduces attractiveness of home
ownership

Interior Re-Position Upside
Brentwood Downs
Nashville, TN
93 Units Completed
14% rent increase
Runaway Bay
Charleston, SC
 203 Units Completed
21% rent increase
2007 Plan focused on 33 communities with another 7 communities being tested this year. Targeting to complete 1,500 to 2,000 units this year as part of routine unit turnover.

Significant Redevelopment Upside
•
Over 10,000 units within the existing
portfolio have been initially identified with
potential for redevelopment
–
Kitchen/bath upgrades; typically at
$4,500/unit
–
Incremental rent increases of $80 to $100
per month
•
Assuming 2,000 unit upgraded annually,
program can add up to 20 cents/share of
FFO over the next few years

Improving New Growth Prospects
•
Broader market focus and
expanded product focus will
widen field of opportunity for
capturing transactions
•
Regional focus and extensive
network developed over last
thirteen years generates high
deal flow
•
FL market acquisition
opportunities increasing
•
New value-add new
development will begin to make a
growing impact in late ’07 – ’08
•
JV initiative will also expand
growth opportunities

Three new “value add” new development projects currently
underway. At stabilization new units are projected to deliver
± 7.5% NOI yields and contribute $1MM FFO ($.03 - $.04/share)
Brier Creek Phase II
Raleigh, NC
200 Units
Construction underway
Initial occupancy 2Q07
Projected stabilization
2Q08
St. Augustine at the Lake II
Jacksonville, FL
124 Units
Construction start 2Q07
Initial occupancy 4Q07
Projected stabilization
4Q08
Copper Ridge
Dallas, TX
216 Units
Construction start 2Q07
Initial occupancy 1Q08
Projected stabilization
1Q09
New “Value Add” Development

Strong Joint Venture Platform
•
Experienced with JV programs
–
Blackstone ’98 – ’01
–
Crow Holdings ’01 – ’04
–
Crow Holdings ’04 – ’06
•
Average IRR’s captured for MAA
range 30% - 38%
•
Opportunity to further “monetize”
  and leverage value of deal flow,
asset management and property
management platforms
•
Value add redevelopment program
opportunity – new fund development

$500MM Fund, One-Third Owned by Mid-America
Mid-America Multifamily Fund I
•
Value-add investment opportunities
–
7+ year old properties
–
Repositioning potential
–
Management upside
•
65% leverage
•
3-year target investment period, 6-year target hold
•
Sunbelt markets; existing MAA foot-print
•
MAA earns management and asset management fees
•
Opportunity for promote fees
•
Acquisitions less than 7 years old acquired will be
100% owned by MAA

62.5%
60.0%
57.5%
55.0%
52.5%
50.0%
47.5%
45.0%
42.5%
40.0%
1998
1999
2000
2001
2002
2003
2004
2005
2006
Debt/Market Cap
Debt+Pref/Market Cap

Mid-America’s balance sheet has significantly improved over the last few years.
Coverage ratios and capacity are in line with sector averages;
especially when considering lower risk investment and growth strategy.
Solid Balance Sheet Position
•
Leverage (debt + preferred as a
% of gross assets) has been
materially reduced over the last 2
years
•
Added $130MM of debt capacity
in 2006 (total $219MM current
capacity)
•
Agency credit facilities provide
cost efficient and flexible debt
financing
•
Leverage and coverage ratios
now make investment grade
corporate debt program a viable
option

Strong Q1 Results
•
Record Results
–
Quarterly FFO/share result is a record high
–
FFO was 2 cents/share ahead of guidance mid-point
–
AFFO was up 6% over prior year
–
Same store revenues up 4.9%
•
Last JV property sold at 4.6% cap rate
•
Lease-ups provide growth potential
–
Brier Creek II
–
Talus Ranch

FFO/share
$3.40 - $3.60
(5.1% growth at mid-point)
AFFO/share
$2.77 - $2.97
(11% growth at mid-point)
Guidance for 2007
•
Same store NOI 5% - 6%
•
$25MM - $30MM new
development
•
$7MM - $10MM
redevelopment
•
$150MM core acquisitions
•
$150MM JV acquisitions
•
Long-term value/current year
“headwind”
–
Transition to net pricing ($.02 – $.04)
–
Series F Preferred refi ($.02)
–
Lease up, new development ($.09)
–
Asset sales ($.02)
•
Recurring CapEx $.63/share

PPS	25.2
AVB	22.7
ASN	22.3
ESS	20.9
BRE	20.4
CLP	19.8
EQR	19.3
CPT	17.1
HME	16.2
UDR	14.6
AIV	14.6
MAA	14.3
Price/’07 Projected
FFO
PPS	29.4
CLP	25.0
ASN	24.3
ESS	24.2
AVB	24.0
EQR	23.2
BRE	23.2
CPT	20.9
HME	19.3
AIV	19.2
MAA	17.4
UDR	17.4
Price/’07 Projected
AFFO
Average Sector 2007 FFO growth 1%, MAA projected 5.0%
Average Sector 2007 AFFO growth 3%, MAA projected 13%
Source: Morgan Stanley Research 5-25-07
Excessive Spread In Pricing
•
“High Barrier” markets offering
less favorable absorption than
some “High Growth” markets
•
Over 90% of multifamily REIT
development is concentrated in
coastal markets
•
“High Barrier” portfolio REITs are
trading up to a 65% premium
FFO multiple vs. MAA
•
Cap rates and values remain
competitive and stable in
Mid-America’s markets
•
Performance prospects and
absorption look very strong
•
MAA positioned to benefit more
than most from healthy
absorption outlook…with much
less risk

Investment Summary
•
Focus on high growth region
•
Proven investment disciplines
•
High quality of earnings
•
Redevelopment upside in portfolio
•
Value add new development
•
Innovative asset management
•
Aggressive property management
•
Proven JV platform & opportunity
•
Solid balance sheet position
•
Positioned for strong performance
•
Current attractive pricing
opportunity

End of Presentation